UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

MEXCO ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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MEXCO ENERGY CORPORATION

415 W. Wall, Suite 475

Midland, Texas 79701

(432) 682-1119

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held September 12, 2023

TO THE STOCKHOLDERS OF MEXCO ENERGY CORPORATION:

Notice is hereby given that the Annual Meeting of the Stockholders of MEXCO ENERGY CORPORATION (referred to herein as the “Company” or “Mexco”) will be held at the Company’s principal office located at 415 West Wall, Suite 475, Midland, Texas 79701, at 2:00 p.m. on September 12, 2023, for the following purposes:

1. Electing Directors of the Company.

2. Ratifying the selection of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

3. Voting upon a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in this Proxy Statement.

4. Considering all other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 20, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

DATED this 20th day of July, 2023.

BY ORDER OF THE BOARD OF DIRECTORS

STACY D. HARDIN, Secretary

To be sure your shares are represented at the Annual Meeting of Stockholders, please vote by completing, dating, signing and returning your pre-addressed postage-paid Proxy Card as soon as possible. You may also vote by internet or by telephone. See the enclosed proxy card for more information. Any stockholder granting a proxy may revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and by withdrawing the proxy. You may vote in person at the Annual Meeting of Stockholders even if you send in your Proxy Card. The ballot you submit at the meeting will supersede any prior vote.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on September 12, 2023:

Our Annual Report on Form 10-K and this Proxy Statement are available at
www.iproxydirect.com/MXC

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MEXCO ENERGY CORPORATION

415 W. Wall, Suite 475

Midland, Texas 79701

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, September 12, 2023

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Mexco Energy Corporation for use at the Annual Meeting of Stockholders to be held at 2:00 p.m., Central Daylight Time, on Tuesday, September 12, 2023 at the Company’s principal office located at 415 West Wall, Suite 475, Midland, Texas 79701 and at any adjournment or postponements thereof (“Annual Meeting”). In addition to the use of the mails, proxies may be solicited by personal interview via telephone by officers, directors and other employees of Mexco, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. We will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the distribution of this Proxy Statement on or about August 3, 2023.

Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

As used in this document, “the Company”, “Mexco”, “we”, “us” and “our” refer to Mexco Energy Corporation and its consolidated subsidiaries.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the Annual Meeting are as follows:

1.	Electing Directors of the Company;

2.	Ratifying the selection of Weaver and Tidwell, L.L.P. as Mexco’s independent registered public accounting firm for the fiscal year ending March 31, 2024;

4.	Voting upon a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in this Proxy Statement; and

5.	Considering all other matters as may properly come before the meeting.

VOTING RIGHTS

Right to Vote and Record Date

The voting securities of Mexco consist solely of common stock, par value $0.50 per share (“Common Stock”). The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on July 20, 2023, at which time there were 2,127,000 shares of Common Stock entitled to vote at the meeting. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

Quorum

Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is obtained.

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Voting at the Annual Meeting

This Proxy Statement was sent to all stockholders of record. If your shares are registered directly in your name with Issuer Direct Corporation, you are the “stockholder of record” and may vote the shares at the annual meeting or by proxy by following the voting instructions on the enclosed proxy card. Alternatively, if your shares are held in an account at a broker, brokerage firm, bank or other similar organization, your shares are held in “street name” and you are the “beneficial holder”. The organization holding your shares is the “stockholder of record” for purposes of voting the shares at the annual meeting. As the beneficial owner, you have the right to direct that organization on how it should vote the shares held in your account by following the voting instructions on the enclosed proxy card.

Whether or not you are able to attend the meeting, we urge you to vote by proxy.

Vote Required

All proposals other than the election of directors will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. The election of directors is a non-routine proposal which means a broker can only vote your shares if the broker receives instructions from you. Otherwise, your shares will not be voted on this proposal. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. Cumulative voting for directors is not authorized.

With regard to the proposal to ratify the appointment of Weaver and Tidwell, L.L.P. as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2024 votes may be cast “For”, “Against” or “Abstain” for the proposal. The ratification of Weaver and Tidwell, L.L.P. is a routine proposal which means a broker has discretion to vote your shares even if the broker does not receive voting instructions from you. An abstention will have the same effect as a vote against the proposal. Broker non-votes will have no effect on determining whether the selection of Weaver and Tidwell, L.L.P. has been ratified.

With regard to the proposal to approve a non-binding advisory resolution on the compensation of our named executive officers as disclosed in this Proxy Statement, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal. This vote is advisory in nature and will not be binding on the Company.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters. Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter from which abstained.

If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A STOCKHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE STOCKHOLDER’S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “PROPOSAL 1: ELECTION OF DIRECTORS”; FOR THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS SET FORTH UNDER “PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”; FOR THE PROPOSAL TO APPROVE A NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT AND AS DESCRIBED UNDER “PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION”; AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

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PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting to be held on September 12, 2023, six persons are to be elected to serve on the Board of Directors (the “Board”) for a term of one year and until their successors are duly elected and qualified. All of the nominees are current directors and have announced that they are available for reelection to the Board. The Company’s nominees for the six directorships are:

Michael J. Banschbach

Kenneth L. Clayton

Thomas R. Craddick

Thomas H. Decker

Christopher M. Schroeder

Nicholas C. Taylor

The Board of Directors recommends that you vote FOR the election of each of the Director nominees.

MEXCO ENERGY CORPORATION BOARD OF DIRECTORS

The Board has responsibility for establishing broad corporate policies and for overall performance and direction of the Company. The Board is elected by the Stockholders to oversee their interests in the long-term health and the overall success of the Company’s business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company. Members of the Board stay informed of the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”).

The Board currently consists of one person who is an employee of the Company and five persons who are not employees of the Company (four of which are outside directors). The Board has determined that each of the four outside directors, namely Messrs. Banschbach, Clayton, Decker and Schroeder are independent in accordance with NYSE American rules and under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Set forth below are the names, ages and positions of Mexco’s directors as of July 20, 2023.

Name	Age	Position
Michael J. Banschbach	65	Director
Kenneth L. Clayton	79	Director
Thomas R. Craddick	79	Director
Thomas H. Decker	82	Director
Christopher M. Schroeder	58	Director
Nicholas C. Taylor	85	Chairman of the Board of Directors and CEO

Set forth below are descriptions of the principal occupations during at least the past five years of the Company’s current directors.

MICHAEL J. BANSCHBACH was appointed to the Board of Directors of the Company in July 2014. Mr. Banschbach graduated from the Colorado School of Mines in 1980 with a BS degree in Chemical Engineering. Thereafter, Mr. Banschbach served with Atlantic Richfield (ARCO) for twenty years, primarily in the gas processing midstream sector, as both an engineer and as a commercial representative. From 2001 until the present time, he has represented numerous independent oil and gas producing companies in negotiations with midstream companies for the connection of newly drilled wells and for the sale of their oil and gas production. He has conducted seminars describing the movement of gas from the wellhead to the burner tip, and the various financial transactions that take place along the way. He also serves with various charitable organizations.

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KENNETH L. CLAYTON was appointed to the Board of Directors of the Company in September 2011. Mr. Clayton graduated from Austin College with a Bachelor of Arts degree in Economics and from the University of Texas at Austin School of Law with a Doctor of Jurisprudence degree. Mr. Clayton also attended the Graduate School of Business at the University of Texas at Austin. Mr. Clayton is a member of the State Bar of Texas and the Houston Bar Association, and practices law in the areas of estate planning and probate. Mr. Clayton also serves as President of Fiduciary Resources Company, a company he founded in 1984 to provide business management services to individual executors of decedents’ estates and trustees of testamentary trusts. From 1970 through 1984, Mr. Clayton served as Senior Vice-President and manager of the trust division of the Capital National Bank in Houston, Texas.

THOMAS R. CRADDICK was elected to the Board of Directors of the Company in March 1998. Since 1968 to the present, Mr. Craddick has served as a Representative of the Texas House of Representatives. He served as Speaker of the House for six years and throughout his tenure of 26 sessions of the Legislature, Representative Craddick has served on various committees and conferences. Mr. Craddick is the owner of Craddick Properties, owner and President of Craddick, Inc. and General Partner of Craddick Partners, all of which invest in oil and gas properties and real estate.

THOMAS H. DECKER was elected to the Board of Directors of the Company in September 2019. Mr. Decker graduated from the University of Oklahoma and served with Morgan Stanley from 2000 to 2019 as a Senior Vice President in financial advisory services. He served as a Senior Vice President of Tucker Anthony, Inc. from 1980-1992 and as a Senior Vice President of Blyth Eastman Dillon, in financial advisory services from 1978 to 1980 and in various positions up to a Senior Vice President at White, Weld, Inc. from 1971 to 1978 in investment banking and advisory services. From 1973 to the present, he has served in a number of capacities with various charitable organizations. Also Mr. Decker was a founder in 1998 of Painter Hill Venture Capital and from 1993 to 1998 as director of Shared Technologies, Inc.

CHRISTOPHER M. SCHROEDER was appointed to the Board of Directors of the Company in October 2014. Mr. Schroeder graduated from the Harvard Business School with a Masters of Business Administration degree with honors. From 1988 to 1992 he served as a special assistant on the staff of Secretary of State James Baker III. In 1996, Mr. Schroeder joined The Washington Post Company and served in a variety of positions during his four year tenure with the company, including Treasurer and Vice President of Business Development. From 1999 to 2000, Mr. Schroeder was CEO of Legi-Slate, Inc., a business-to-business internet technology firm with The Washington Post Company as its lead shareholder. From 2000 to 2005, he was the CEO and Publisher of Washingtonpost.Newsweek Interactive. In 2006, Mr. Schroeder co-founded and was CEO of HealthCentral, one of the largest online content and wellness platforms. Currently Mr. Schroeder is an adviser to leading Silicon Valley venture capital firms. Mr. Schroeder wrote a best-selling book in 2013: “Startup Rising: The Entrepreneurial Revolution Remaking the Middle East.” He serves on several academic and global boards including The American University of Cairo School of Business, The American University School of International Service, and The American Council on Germany, among others.

NICHOLAS C. TAYLOR was elected Chairman of the Board and Chief Executive Officer of the Company in September 2011 and continues to serve in such capacity on a part time basis, as required. Mr. Taylor served as Chief Executive Officer, President and Director of the Company from 1983 to 2011. Mr. Taylor served as Treasurer until March 1999. From July 1993 to the present, Mr. Taylor has been involved in the independent practice of law and other business activities including independent oil and gas exploration and production. For more than the prior 19 years, he was a director and shareholder of the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas, and a partner of the predecessor firm. In 1995 he was appointed by the Governor of Texas to the State Securities Board through January 2001. In addition to serving as chairman for four years, he continued to serve as a member until 2004. In November 2005 he was appointed by the Speaker of the House to the Texas Ethics Commission for a term of five years, where he served until February 2010.

DIRECTOR INDEPENDENCE

In accordance with Section 803A of the NYSE American Company Guide and under the Exchange Act, the Board must affirmatively determine the independence of each director. The Board has determined each of the following directors to be an “independent director” as such term is defined in said rules: Michael J. Banschbach, Kenneth L. Clayton, Thomas H. Decker and Christopher M. Schroeder. In this proxy statement these four directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” The Board is comprised of a majority of Independent Directors and the Audit Committee, the Compensation Committee and the Nominating Committee are comprised entirely of Independent Directors.

In addition, the Board has determined that Mr. Decker, Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Decker’s level of knowledge, experience (as described above) and formal education.

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DIRECTOR QUALIFICATIONS

Each nominee brings a unique set of skills to the Board of Directors. The Board believes the nominees as a group have the experience and skills in areas such as the oil and gas industry, finance, risk management and corporate governance that are necessary to effectively oversee our company. Set forth below are the conclusions reached by the Board as to why each nominee is qualified for service as a director of our company.

Mr. Banschbach is a Chemical Engineer and has over 43 years experience in the oil and gas industry. Mr. Banschbach provides expertise in areas of evaluating potential gas contracts.

Mr. Clayton has over 53 years of banking, property management, finance and legal experience. Mr. Clayton provides expertise in the areas of finance and management.

Mr. Craddick has over 55 years experience in the oil and gas production and service industry. Mr. Craddick provides expertise in the location, acquisition and divestiture of properties.

Mr. Decker has over 52 years experience developing financial investment strategies and quantitative solutions for client investment portfolios in a variety of high-level positions across the financial industry. Mr. Decker provides expertise in the area of finance and management.

Mr. Schroeder is a former Chief Executive Officer of several companies in the area of technology and Treasurer and Vice President of development of a public company. Mr. Schroeder provides expertise in the areas of management, entrepreneurship, financial reporting, accounting, capital markets, internal controls and corporate governance.

Mr. Taylor has been Mexco’s Chief Executive Officer for over 40 years and has over 49 years of experience practicing law. Mr. Taylor provides expertise in the areas of evaluating, acquiring and managing oil and gas properties as well as exploration prospects.

BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT

The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors as the Board believes it is in the best interests of Mexco to make that determination based on the position and director of Mexco and the membership of the Board. At this time, the Board believes that the best leadership model for Mexco is the unitary leadership provided by the combination of the Chairman and Chief Executive Officer positions. On September 14, 2011, the Board announced the transition of Nicholas C. Taylor from President and Chief Executive Officer to Chairman of the Board and Chief Executive Officer and the transition of Tammy L. McComic from Executive Vice President and Chief Financial Officer to President and Chief Financial Officer effective immediately following the 2011 Annual Meeting.

The Board believes that Mexco will continue to benefit from Mr. Taylor’s experience and expertise in the oil and gas industry while Ms. McComic’s duties as President and Chief Financial Officer have been expanded. Also, in his role as Chairman, Mr. Taylor continues to serve an important role in Mexco’s strategic direction.

We do not have a lead independent director as we believe the oversight provided by all of the Board’s independent directors and the work of the Board’s committees provide effective oversight of our strategic plans and operations.

Management is responsible for defining the various risks facing the company, formulating risk management policies and procedures and managing our risk exposure. The Board’s responsibility is to monitor the Company’s risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Audit Committee described below is primarily responsible for monitoring management’s responsibility in the area of risk oversight. Accordingly, management regularly reports to the Audit Committee on risk management. The Audit Committee, in turn, reports on the matters discussed at the committee level to the full board. The Audit Committee and the full board focus on the material risks facing the Company to assess whether management has reasonable controls in place to address these risks.

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MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal year ended March 31, 2023, the Board of Directors consisted of one person who is an employee of the Company and five persons who are not employees of the Company (four of which are outside directors). The Board held four meetings and all Directors, including the Independent Directors, attended all four meetings.

The Board of Directors established the following standing committees: audit, compensation and nominating. In accordance with Section 803A of the NYSE American Company Guide and the Exchange Act, the Board must affirmatively determine the independence of each director. The Board is comprised of a majority of Independent Directors and the Audit Committee, the Compensation Committee and the Nominating Committee are comprised entirely of Independent Directors.

The table below shows the membership of each committee of the Board and the number of meetings each committee held during the fiscal year ended March 31, 2023.

Director	Audit	Compensation	Nominating
Michael J. Banschbach	X	X	X
Kenneth L. Clayton	X	Chair	Chair
Thomas R. Craddick
Thomas H. Decker	Chair	X	X
Christopher M. Schroeder		X	X
Nicholas C. Taylor
2023 Meetings	4	1	1

Audit Committee. The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Decker, Chairman, Banschbach and Clayton, all of whom are Independent Directors. The Board of Directors has determined that Mr. Decker, Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Decker’s level of knowledge, experience (as described above) and formal education. The functions of the Audit Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether Mexco’s assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of the Company’s independent public accountants; and to review non-audit services provided by the independent public accountants. The Audit Committee held four meetings during fiscal year ended March 31, 2023. All members of the Audit Committee attended these meetings telephonically or electronically.

The Audit Committee operates under a written charter adopted by the Board of Directors in fiscal 2004. The charter is posted on Mexco’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section. The report of the Audit Committee for fiscal year 2023 is included in this proxy statement on page 19.

Compensation Committee. The Compensation Committee is a standing committee of the Board of Directors and currently consists of Messrs. Clayton, Chairman, Banschbach, Decker and Schroeder, all of whom are Independent Directors. The primary function of the Compensation Committee is to determine compensation for the officers of Mexco that is competitive and enables us to motivate and retain the talent needed to lead and grow the business. The Board has determined each of the current members of the Compensation Committee satisfies the standards of independence established by the NYSE listed requirements and SEC rules. The Compensation Committee held one meeting during the fiscal year ended March 31, 2023. All members of the Compensation Committee attended such meeting telephonically or electronically.

The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005. The charter is posted on Mexco’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section. The report of the Compensation Committee for fiscal year 2023 is included in this proxy statement on page 13.

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Nominating Committee. The Nominating Committee is a standing committee of the Board of Directors and currently consists of Messrs. Clayton, Chairman, Banschbach, Decker and Schroeder, all of whom are Independent Directors. The Nominating Committee held one meeting during the fiscal year ended March 31, 2023, at which all members of the Nominating Committee were present. The primary function of the Nominating Committee is to determine the slate of Director nominees for election to the Company’s Board of Directors. The Company encourages a diversity of backgrounds among its members; however, it does not have a formal diversity policy with regard to the consideration of diversity in identifying director nominees. The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources and considers criteria such as business experience, ethical standards and personal qualifications in evaluating all such nominees. Stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee may submit such nomination to the Secretary of the Company for receipt not less than 90 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected.

The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005. The charter is posted on Mexco’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.

Shareholders may request a free printed copy of any of our committee charters by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

DIRECTOR COMPENSATION

The following table sets forth the total compensation paid to or earned by each of the Company’s directors, who were not executive officers, during fiscal year 2023.

Director	Fees Paid in Cash(1)	Stock Option Awards(2)	All Other Compensation	Total
Michael J. Banschbach	$6,000	$-	$-	$6,000
Kenneth L. Clayton	$6,000	$-	$-	$6,000
Thomas R. Craddick	$6,000	$-	$-	$6,000
Thomas H. Decker	$6,000	$-	$-	$6,000
Christopher M. Schroeder	$6,000	$-	$-	$6,000

(1)	Director’s fees are paid at the rate of $1,500 per director quarterly.
(2)	The amounts in this column reflect the aggregate grant date fair value attributable to stock options granted in accordance with ASC 718, “Compensation - Stock Compensation” pursuant to the 2019 Employee Incentive Stock Plan. For the year ended March 31, 2023 there were no stock options granted to a director.

EMPLOYEE INCENTIVE STOCK PLANS

The Company has two equity compensation plans: the 2009 Employee Incentive Stock Plan (the “2009 Plan”) and the 2019 Employee Incentive Stock Plan (the “2019 Plan”) (collectively, the “Stock Plans”).

The 2009 Plan provided for the award of stock up to 200,000 shares and includes option awards as well as stock awards. Option awards were granted with restrictions including payment for the shares and employment of not less than four years from the date of the award. Stock awards were granted without restrictions and without payment by the recipient. Although shares are remaining unissued under the 2009 Plan, those unawarded shares are no longer available with the adoption of the 2019 Plan.

The 2019 Plan replaced the 2009 Plan. See information regarding material features of the 2019 Plan in Note 10, Stock-based Compensation, to the Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 filed with the Securities and Exchange Commission on June 26, 2023.

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The Company does not have any employment contracts or change of control agreements. However, the Stock Plan does permit accelerated vesting of stock awards as described below in “Potential Payments Upon a Change of Control or Termination”.

The following table summarizes certain information, as of March 31, 2023, relating to the Company’s Stock Plans. The Stock Plans were approved by Stockholders.

	Number of Shares Authorized for Issuance under Plan	Number of Shares to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance under Plan
2009 Plan(1)	200,000	45,250	$5.27	-
2019 Plan	200,000	94,000	$9.85	98,000

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified. Set forth below is biographical information concerning the executive officers of Mexco. These individuals along with Nicholas C. Taylor are referred to collectively in this Proxy Statement as the “Named Executive Officers”. Biographical information concerning Mr. Taylor is set forth above under the caption “Mexco Energy Corporation Board of Directors.”

TAMMY L. MCCOMIC, age 54, joined the Company in July 2001 and was elected President and Chief Financial Officer in September 2011. She served the Company as Executive Vice President and Chief Financial Officer from 2009 to 2011 and as Vice President and Chief Financial Officer from 2003 to 2009. Prior thereto, Ms. McComic served as Controller, Treasurer and Assistant Secretary. Ms. McComic is a Certified Public Accountant.

DONNA GAIL YANKO, age 78, has served as Vice President part-time since 1990. She also served as Corporate Secretary of the Company from 1992 to 2021 and from 1986 to 1992 was Assistant Secretary. From 1986 to 2015, on a part-time basis, she assisted the Chairman of the Company in his personal business activities. Ms. Yanko also served as a director of the Company from 1990 to 2008.

STACY D. HARDIN, age 58, joined the Company in 2006 and was elected Corporate Secretary of the Company in September 2021. She has also served the Company as Assistant Treasurer of the Company since 2010 and from 2006 to 2021 was Assistant Secretary. Prior thereto, Ms. Hardin served as Assistant Controller.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy. The Compensation Committee seeks to provide total compensation paid to our executive officers that is fair, reasonable and competitive.

In this compensation discussion and analysis, the “Named Executive Officers” are as follows:

Nicholas C. Taylor	Chairman of the Board, Chief Executive Officer
Tamala L. McComic	President, Chief Financial Officer, Treasurer, Assistant Secretary
Donna Gail Yanko	Vice President
Stacy D. Hardin	Secretary and Assistant Treasurer

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Compensation Philosophy and Objectives

The Compensation Committee believes that compensation for executive officers must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company, reward successful performance and closely align the interests of our executives with the Company. The ultimate objective of our compensation program is to improve stockholder value.

In setting compensation levels, the Compensation Committee evaluates both performance and overall compensation. The review of executive officers’ performance includes a mix of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual and continue to improve the environmental quality of the Company’s operations.

In order to continue to attract and retain the best employees, the Compensation Committee believes the executive compensation packages provided to the Named Executive Officers should include both cash and stock-based compensation.

The Compensation Committee has not retained a compensation consultant to review the compensation practices of the Company’s peers or to advise the Compensation Committee on compensation matters.

Competitive Considerations

We believe the competition for talented employees includes oil and gas exploration and development companies and oilfield service companies. Many of the companies with whom we compete for top level talent are larger and have more financial resources than we do. Both our Compensation Committee and CEO consider known information regarding the compensation practices of likely competitors when reviewing and setting the compensation of the Named Executive Officers.

Compensation Policies and Practices and Risk Mitigation

The Compensation Committee periodically reviews the Company’s compensation policies and practices to ensure that they do not encourage excessive risk-taking. The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

Role of Chief Executive Officer in Compensation Decisions

On an annual basis, our CEO reviews the performance of each of the other Named Executive Officers and, based on this review, makes recommendations to the Compensation Committee with respect to the compensation of the Named Executive Officers. The CEO considers internal pay equity issues, individual contribution and performance, competitive pressures and company performance in making his recommendations to the Compensation Committee. The Compensation Committee may accept or adjust such recommendations.

Establishing Executive Compensation

Consistent with our compensation objectives, the Compensation Committee has structured our annual and long-term incentive-based executive compensation to attract and retain the best talent, reward financial success and closely align executives’ interests with the Company’s interests. In setting the compensation, the Compensation Committee reviews total direct compensation for the Named Executive Officers, which includes salary, annual cash incentives and long-term equity incentives. The appropriate level and mix of incentive compensation is not based upon a formula, but is a subjective determination made by the Compensation Committee.

We do not have a policy of stock ownership requirements. In addition, we do not have any employment contracts or change of control agreements, although equity issued pursuant to our Stock Plan is subject to accelerated vesting as described below in “Potential Payments Upon a Change of Control or Termination”.

The Compensation Committee reviews compensation matters and usually performs its annual review of officer salaries during the first quarter of each fiscal year.

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Elements of Compensation

Element	Form of Compensation	Purpose
Base Salary	Cash	Provide competitive, fixed compensation to attract and retain executive talent.

Short-Term Incentive	Cash Bonus	Create a strong financial incentive for achieving financial success and for the competitive retention of executives.

Long-Term Incentive	Stock Options and Restricted Stock Grants	Provide incentives to strengthen alignment of executive team interests with Company interests, reward long-term achievement and promote executive retention.

Insurance Benefits	Eligibility to participate in the plan available to our employees, including major medical, dental, life and short-term disability plans.	Plan is part of employee benefit.

Insurance Benefits, Defined Benefit Plans and Other Arrangements

We offer an insurance package to all eligible employees that includes major medical, dental and life insurance. The life insurance benefit provides for a maximum term payout of $30,000. This package also provides for a short-term disability benefit with a maximum payout of $200 per week for a term of up to 13 weeks.

Long-term incentive compensation for executive officers consists of only the current Employee Incentive Stock Plan. The Company does not have a retirement or pension plan.

Potential Payments Upon a Change in Control or Termination

The Company does not have any employment contracts or change of control agreements. However, in the event of a change of control of the Company or termination under certain circumstances, awards granted under the Stock Plan shall become immediately vested and fully exercisable and shall remain exercisable until the expiration of the award or in the event the participant should die before the expiration of the term of the award until the earlier of the expiration of the term of the award or two years following the date of the participant’s death. Upon termination of employment, stock options held may be exercised to the extent such option was exercisable or in such accelerated basis as the Compensation Committee may determine.

If a change in control or termination of employment as described above were to have occurred as of March 31, 2023, 62,500 stock options held by our Named Executive Officers would have automatically vested.

COMPENSATION COMMITTEE REPORT

To the Stockholders of Mexco Energy Corporation:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, above, with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

July 20, 2023	Compensation Committee
Kenneth L. Clayton, Chairman
Michael J. Banschbach
Thomas H. Decker
Christopher M. Schroeder

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EXECUTIVE COMPENSATION

The compensation paid to the Named Executive Officers generally consists of base salaries, annual incentive bonus payments and awards under the Stock Plans. The following table summarizes the total compensation awarded to, earned by or paid to the Named Executive Officers during fiscal years 2023, 2022 and 2021.

Summary Compensation Table

Name and Principal Position	Year	Salary (3)	Bonus	Option Awards (1)	All Other Compensation (2)	Total
Nicholas C. Taylor	2023	$-	$-	$-	$-	$-
Chairman & CEO	2022	$-	$-	$-	$-	$-
	2021	$-	$-	$-	$-	$-

Tamala L. McComic	2023	$224,445	$55,000	$311,000	$-	$590,445
President, CFO, Treasurer	2022	$205,238	$50,000	$151,250	$-	$406,488
& Assistant Secretary	2021	$195,000	$1,000	$-	$-	$196,000

Donna Gail Yanko (4)	2023	$1,200	$-	$-	$-	$1,200
Vice President	2022	$1,200	$-	$-	$-	$1,200
	2021	$1,200	$-	$-	$-	$1,200

Stacy D. Hardin (5)	2023	$72,621	$11,000	$62,200	$-	$145,821
Secretary & Assistant Treasurer	2022	$68,824	$10,000	$30,250	$-	$109,074

(1)	The amounts in this column reflect the aggregate grant date fair value attributable to stock options granted in accordance with ASC 718, “Compensation - Stock Compensation” pursuant to the 2019 Employee Incentive Stock Plan.
(2)	All other compensation is comprised of director’s fees only for Mr. Taylor. Director’s fees are paid at the rate of $1,500 per director quarterly. Mr. Taylor waived his director’s fee for fiscal 2023, 2022 and 2021. The sole compensation to be received by the Chairman and CEO of the Company for such period consists of the waived director’s fees.
(3)	Salary amounts for Ms. McComic and Ms. Hardin include accrued vacation not taken and sold back to the Company as follows: fiscal 2023 includes $6,435 for Ms. McComic; and, fiscal 2022 includes $4,388 for Ms. McComic and $1,318 for Ms. Hardin.
(4)	Ms. Yanko was Vice President and Corporate Secretary for fiscal 2021.
(5)	Ms. Hardin was not a Named Executive Officer until September 2021.

OPTION GRANTS FOR FISCAL 2023

The following table summarizes certain information relating to options granted to certain Named Executive Officers and directors during the year ended March 31, 2023.

Name	# of Shares of Stock Options Granted (1)	Exercise or Base Price per Share (2)	Grant Date	Grant Date Fair Value of Options Granted (3)
Tamala L. McComic	25,000	$18.05	08/22/2022	$311,000
Stacy D. Hardin	5,000	$18.05	08/22/2022	$62,200

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(1)	Options vest equally over four years, beginning with the first anniversary of the date of grant and have a term of ten years.
(2)	The exercise or base price for options granted is set as the average stock price on the date of grant.
(3)	The amounts included in this column represent the grant date fair value computed in accordance with ASC 718.

OPTION EXERCISES FOR FISCAL 2023

The following table provides information with respect to the options exercised by our Named Executive Officers and directors during fiscal 2023:

Name	Number of Option Awards Acquired on Exercise	Value Realized Upon Exercise (1)
Thomas H. Decker	5,000	$47,575

(1)	The realized value is based on the difference between the market value of the shares purchased on the date of exercise and the option exercise price multiplied by the number of shares covered by the exercised option.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2023

The following table sets forth certain information with respect to the vested and unvested stock options held at March 31, 2023 by each of the Named Executive Officers and Company’s current directors.

Name	# of Shares of Unexercised Options Vested	# of Shares of Unexercised Options Not Vested	Option Exercise Price ($/sh)	Option Expiration Date
Nicholas C. Taylor (1)	-	-	$-	-

Tamala L. McComic	9,000	-	$7.00	08/01/2024
	25,000	-	$4.84	09/11/2028
	18,750	6,250	$3.34	03/04/2030
	6,250	18,750	$8.51	07/25/2031
	-	25,000	$18.05	08/22/2032

Donna Gail Yanko (1)	-	-	$-	-

Stacy D. Hardin	1,250	-	$4.84	09/11/2028
	1,250	1,250	$3.34	03/04/2030
	1,250	3,750	$8.51	07/25/2031
	-	5,000	$18.05	08/22/2032

Michael J. Banschbach (1)	-	-	$-	-

Kenneth L. Clayton (1)	-	-	$-	-

Thomas R. Craddick (1)	-	-	$-	-

Thomas H. Decker	2,500	2,500	$3.34	03/04/2030

Christopher M. Schroeder	10,000	-	$4.84	09/11/2028

(1)	At March 31, 2023, Mr. Taylor, Ms. Yanko, Mr. Banschbach, Mr. Clayton and Mr. Craddick did not hold any options to purchase shares of the Company’s Common Stock.

CORPORATE GOVERNANCE AND CODE OF BUSINESS CONDUCT

The Board of Directors and management are dedicated to exemplary corporate governance and high standards of conduct and ethics. The Board adopted the Company’s Code of Ethics and Business Conduct (the “Code”) to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness. The Code applies to all employees including directors and executive officers. The Code can be found at www.mexcoenergy.com by clicking on “Investor Relations” then “Corporate Governance”. Shareholders may request a free printed copy of the Code by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee was formed as of June 15, 2005 and Messrs. Banschbach, Clayton, Decker and Schroeder are current members thereof. No member of the Compensation Committee is an officer or employee of the Company. None of the Company’s executive officers served on the Board of Directors or the Compensation Committee of any other entity, for which any officers of such other entity served either on our Board of Directors or the Compensation Committee. The Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with related persons are reviewed, approved or ratified in accordance with the policies and procedures set forth in the Company’s Code of Ethics and Business Conduct. The Audit Committee, pursuant to the Audit Committee Charter, has the responsibility to review, assess and approve or disapprove conflicts of interest and related-party transactions to ensure compliance with the Code.

The Code provides that directors, officers, and employees must avoid situations that involve, or could appear to involve, “conflicts of interest” with regard to the Company’s interest. Exceptions may only be made after review of fully disclosed information and approval of specific or general categories by senior management (in the case of employees) or the Board of Directors (in the case of officers or directors). Any employee, officer or director who becomes aware of a conflict or potential conflict of interest should bring the matter to the attention of appropriate personnel. A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. Conflicts of interest generally interfere with the person’s effective and objective performance of his or her duties or responsibilities to the Company. The Code sets forth several examples of how conflicts of interest may arise, including when a director, officer or employee or members of their immediate family, receive improper personal benefits because of their position with the Company; the Company gives loans to, or guarantees of obligations of directors, officers, employees or their immediate family members; or the director, officer, employee or their immediate family members use Company property or confidential information for personal use.

Each year we require all our directors, nominees for director and executive officers to complete and sign a questionnaire in connection with the solicitation of proxies for use at the Annual Meeting. The purpose of the questionnaire is to obtain information, including information regarding transactions with related persons, for inclusion in our Proxy Statement or Annual Report.

In addition, we annually review SEC filings made by beneficial owners of more than five percent of any class of our voting securities to determine whether information relating to transactions with such persons needs to be included in our Proxy Statement or Annual Report.

Based on these reviews, the Company discloses the following transaction: Our principal shareholder and Chief Executive Officer, Nicholas C. Taylor, shares office expenditures with Mexco as disclosed in Note 11, Related Party Transactions, to the Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 filed with the SEC on June 26, 2023.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of July 20, 2023, by each of the Company’s directors and executive officers, by all executive officers and directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s outstanding Common Stock.

	Number of Shares (1)	Percent of Class (2)
SECURITY OWNERSHIP OF 5% HOLDERS:
Howard Cox, 15 Congress Street, Mailstop B-6, Boston, MA 02109	202,400	9.52%

SECURITY OWNERSHIP OF MANAGEMENT:
Michael J. Banschbach	-	-
Kenneth L. Clayton	13,000	*
Thomas R. Craddick	10,000	*
Thomas H. Decker (3)	30,900	1.45%
Stacy D. Hardin	7,099	*
Tamala L. McComic	72,715	3.31%
Christopher M. Schroeder	10,000	*
Nicholas C. Taylor	944,000	44.38%
Donna Gail Yanko	-	-
Officers and directors as a group (9 persons)	1,087,714	51.02%

* Indicates less than 1% of the outstanding shares of the Company’s Common Stock.

(1)	Included in the number of shares of Common Stock Beneficially Owned are shares that such persons have the right to acquire within 60 days of the record date, July 20, 2023, pursuant to options to purchase such Common Stock (Mr. Decker, 2,500; Ms. Hardin, 6,250; Ms. McComic, 71,500; and Mr. Schroeder 10,000).
(2)	Securities not outstanding, but included in the beneficial ownership of each such person, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
(3)	Includes shares beneficially owned as follows: Mr. Decker’s spouse – 10,000.

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PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected and the Board of Directors has approved Weaver and Tidwell, L.L.P. (“Weaver”) for appointment as our independent registered public accounting firm for the fiscal year ending March 31, 2024, subject to ratification by the stockholders.

Neither the Company’s bylaws nor other governing documents or law require shareholder ratification of the selection of Weaver as the Company’s independent registered public accounting firm; however, the Company is submitting the selection of Weaver to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Weaver served as the independent registered public accountants for the Company for the fiscal year ended March 31, 2023. A representative of Weaver may or may not be present at the Annual Meeting, but will be available by telephone, and have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

The Company asks that you ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the year ending March 31, 2024.

AUDIT FEES AND SERVICES

The table below sets forth the aggregate fees billed by Weaver and Tidwell L.L.P., the Company’s independent registered public accounting firm for fiscal 2023 and fiscal 2022:

	2023	2022
Audit fees (1)	$132,355	$126,278
Audit related fees	$-	$-
Tax service fees (2)	$25,001	$22,296
All other fees	$-	$-
Total	$157,356	$148,574

(1)	Audit fees consist of professional services rendered for the audit of the Company’s annual consolidated financial statements included in its Annual Report on Form 10-K, review of the Company’s quarterly financial statement included in its Quarterly Reports on Form 10-Q and review of the Company’s other filings with the SEC, including consents and other research work necessary to comply with generally accepted auditing standards for the years ended March 31, 2023 and 2022.
(2)	Tax fees are for professional services rendered in connection with tax return preparation and consultation on tax matters.

The Audit Committee’s policy on pre-approval of audit and audit related fees requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any audit and non-audit services. All fees paid in fiscal 2023 and 2022 were approved in accordance with these procedures. All of the work performed in auditing the Company’s consolidated financial statements during the last two fiscal years was performed by the full-time, permanent employees of the respective independent registered public accounting firm. The Audit Committee considers whether the services provided for non-audit services are compatible with maintaining Weaver’s independence, and has concluded that the provision of such services by Weaver was compatible with the maintenance of its independence in the conduct of its auditing functions.

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REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Mexco Energy Corporation:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s financial statements. In keeping with this goal, the Board of Directors adopted a written charter, which is posted on the Company’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section. The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2023. The Audit Committee met four times during fiscal 2023. The members of the Audit Committee are independent directors.

The Audit Committee oversees the Company’s financial reporting process on behalf of the entire Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the Audit Committee are to select and retain the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and publish this report and to assist the Board of Directors with oversight of integrity of the Company’s financial statements; compliance by the Company with standards of business ethics and legal and regulatory requirements; qualifications and independence of the Company’s independent auditors; and performance of the Company’s independent auditors.

The Audit Committee does not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s quarterly and audited financial statements, including the quality of accounting principles with management and the independent accountants. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Rules on Auditing Standards No. 16, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and the Audit Committee has discussed with the Company’s independent auditors the independent auditor’s independence.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2023 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 filed with the SEC.

July 20, 2023	Audit Committee
Thomas H. Decker, Chairman
Michael J. Banschbach
Kenneth L. Clayton

The Board of Directors recommends that you vote FOR the appointment of WEAVER AND TIDWELL, L.L.P. as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2024.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

This advisory vote on executive compensation, referred to as the “say-on-pay” vote, gives shareholders the opportunity to express their views on our Named Executive Officers’ compensation, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. Shareholders may vote for or against the approval of the Company’s executive compensation, or they may abstain from voting on this proposal.

As described in detail in our Compensation Discussion and Analysis beginning on page 11, the primary objectives in designing our executive compensation program are to attract, retain and motivate the talent needed to lead and grow the Company, reward successful performance and more closely align executives’ interests with those of the Company and its shareholders. The ultimate objective of our compensation program is to improve the intrinsic value of the Company and long-term shareholder value.

We encourage you to review the compensation tables and the narrative disclosures on compensation in this proxy statement. The Compensation Committee and the Board of Directors believe that our executive compensation program is effective in implementing our compensation philosophy and in achieving its goals.

The Company requests shareholder approval of the compensation of the Company’s Named Executive Officers as disclosed pursuant to the SEC’s compensation disclosure rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Proxy Statement of the Company for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

While your vote on this proposal is advisory and will not be binding on the Company, the Board of Directors or the Compensation Committee, we value the opinion of our shareholders and will take the results of this advisory vote into account when making future decisions regarding our executive compensation program.

Our Board of Directors unanimously recommends that you vote FOR the resolution, on an advisory basis, approving the executive compensation of the Named Executive Officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own more than 10 percent of the Company’s outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons. These persons are also required to furnish the Company with copies of all forms they file under this regulation. Based on our records and other information, the Company believes that during the fiscal year ended March 31, 2023 all applicable Section 16(a) filing requirements were met.

ACCESS TO REPORTS

Stockholders may obtain a copy of the Annual Report on Form 10-K and any of the other reports filed by Mexco with the SEC, free of charge, (1) from the SEC’s website at www.sec.gov, (2) from our website at www.mexcoenergy.com, or (3) by writing to our Corporate Secretary at our principal executive offices, P.O. Box 10502, Midland, Texas 79702 or by email to mexco@sbcglobal.net.

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STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

The next Annual Meeting of the Company’s stockholders is scheduled to be held on September 10, 2024. Appropriate proposals of stockholders intended to be presented at the 2024 Annual Meeting must be received by the Secretary of the Company at the Company’s offices at 415 West Wall, Suite 475, Midland, Texas 79701, by March 31, 2024 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2024 Annual Meeting.

In addition, the Company’s policy has established advance notice procedures to shareholders proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting. In general, the Secretary of the Company must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting (in the case of the next Annual Meeting, on or prior to June 22, 2024) at the address of the Company’s principal executive offices above. Such notice must include the information which would be required to be included in the proxy statement filed pursuant to the rules of the SEC had the proposal been made by the Board of Directors.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at our principal executive office mailing address, P.O. Box 10502, Midland, Texas 79702, telephone number (432) 682-1119. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2023 Annual Report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

We know of no other business which will be presented at the Annual Meeting other than as explained herein. Our Board of Directors has approved a process for collecting, organizing and delivering all stockholder communications to each of its members. To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to: Mexco Energy Corporation, Attention: Corporate Secretary, P.O. Box 10502, Midland, Texas 79702. All communications received in the mail will be opened by the Company’s Corporate Secretary for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members. The Company encourages all members of the Board of Directors to attend the Annual Meeting of stockholders although we have no formal policy requiring attendance.

On June 26, 2023, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ended March 31, 2023. The Annual Report on Form 10-K has been provided concurrently with this Proxy Statement to all stockholders entitled to notice of, and to vote at, the Annual Meeting.

You can learn more about the Company and our operations by visiting our website at www.mexcoenergy.com. Our website contains information concerning our business, recent news releases and other filings with the SEC; our Code of Business Conduct and Ethics; the charters of the Audit Committee, Compensation Committee and Nominating Committee; and, information concerning our Board of Directors and stockholder relations.

BY ORDER OF THE BOARD OF DIRECTORS

Stacy D. Hardin, Secretary

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MEXCO ENERGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS – SEPTEMBER 12, 2023 AT 2:00 P.M.

CONTROL ID:
REQUEST ID:

The undersigned stockholder of Mexco Energy Corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around July 20, 2023, and hereby appoints Tammy L. McComic (the "Proxies") proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2023 Annual Meeting of Stockholders of the Company, to be held on September 12, 2023, at 2:00 p.m. local time at the Company's office located at 415 West Wall, Suite 475 Midland Texas 79701, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/MXC
PHONE:	Call toll free 1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

ANNUAL MEETING OF THE STOCKHOLDERS OF MEXCO ENERGY CORPORATION

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT**
Election of Directors	☐	☐	
Michael J. Banschbach			☐
Kenneth L. Clayton			☐
Thomas R. Craddick			☐
Thomas H. Decker			☐
Christopher M. Schroeder			☐
Nicholas C. Taylor			☐

CONTROL ID:
REQUEST ID:

Proposal 3 →	**FOR**	**AGAINST**	**ABSTAIN**
To approve a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For All" In Proposal 1, "For" Proposals 2 and 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: _______________________, 2023

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

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(Second Signature if held jointly)